USAA SHORT-TERM BOND FUND

Fund Shares, Institutional Shares, Adviser Shares, R6 Shares

SUPPLEMENT DATED OCTOBER 2, 2017

TO THE FUNDS' PROSPECTUS

DATED DECEMBER 1, 2016

This Supplement updates certain information contained in the above-dated prospectus for the USAA Short-Term Bond Fund (the Fund).

The Board of Trustees approved on September 22, 2017, an amendment to the Investment Advisory Agreement to reduce the base advisory fee to take place effective October 1, 2017. Therefore, the following changes have been implemented to the Fund's prospectus.

The Annual Fund Operating Expenses table found on page 1 is deleted in its entirely and hereby replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Fund	Inst.	Adviser	R6
	Shares	Shares	Shares	Shares

Management Fee (fluctuates based on the Fund's performance relative to a
securities market index)	0.25%	0.25%	0.20%	0.21%

Distribution and/or Service (12b-1) Fees	None	None	0.25%	None

Other Expenses	0.38%	0.28%	0.37%	0.81%

Total Annual Operating Expenses	0.63%	0.53%	0.82%	1.02%(a)

Reimbursement from Adviser	N/A	N/A	N/A	(0.63%)

Total Annual Operating Expenses after Reimbursement	0.63%	0.53%	0.82%	0.39%

(a)The Investment Adviser has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the R6 Shares so that the total annual operating expenses (excluding commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.39% of the R6 Shares' average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Investment Adviser at any time after November 30, 2017.

The Expense Example table found on page 2 is deleted in its entirely and hereby replaced with the following:

	1 Year	3 Years	5 Years	10 Years

Fund Shares	$64	$202	$351	$786

Inst. Shares	$54	$170	$296	$665

Adviser Shares	$84	$262	$455	$1,014

R6 Shares	$40	$262	$502	$1,191

The second paragraph under the "Fund Management" section found on page 21 has been deleted in its entirety and hereby replaced with the following:

For our services, the Fund pays us an investment management fee, which is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of two-tenths of one percent (0.20%) of the Fund's average daily net assets. Prior to October 1, 2017, the base investment management fee was equal to an annualized rate of twenty-four one hundredths of one percent (0.24%) of the Fund's average daily net assets.

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